COMSTOCK MINING, INC.

COMMON STock PURCHASE AGREEMENT
This Common Stock Purchase Agreement (the “Agreement”) is entered into as of March __, 2021, by and between Comstock Mining, Inc., a corporation organized under the laws of the State of Nevada (the “Company”), and each of the persons or entities listed on Schedule A hereto under the heading “Purchasers” (each, a “Purchaser”).
R E C I T A L S
WHEREAS, the Company desires to issue and sell, and Purchasers desire to purchase and acquire, upon the terms and conditions set forth in this Agreement, common stock of the Company, $.000666 par value (“Company Common Stock”), as provided in this Agreement.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:
1.Agreement to Sell and Purchase; Offering
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(a) Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser agrees, severally and not jointly, to purchase from the Company the respective shares of Company Common Stock (the “Shares”) listed on Schedule A. The per share purchase price payable by each Purchaser for the Shares shall be Four Dollars and 00/100 ($4.00) (the “Price Per Share”). The aggregate purchase price for the Shares for each Purchaser (the “Purchase Price”) shall equal the number of shares to be purchased and sold hereunder to such Purchaser multiplied by the Price Per Share. The Purchase Price for each Purchaser is listed on Schedule A.
(b) The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) an effective Registration Statement on Form S-3A (File No. 333-229890), as such Registration Statement may be amended and supplemented from time to time (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), filed by the Company with the Securities and Exchange Commission (the “Commission”), including the prospectus contained therein dated March 7, 2019 (the “Base Prospectus”); and (ii) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Offering that was delivered to each Purchaser and will be filed with the Commission. The Registration Statement and Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”
2.Closing, Delivery and Payment
. The completion of the purchase and sale of the Shares shall take place by email exchange of documentation at 10:00 a.m., New York City time, on March 2, 2021 (the “Closing”) or at such other time as the Company and each Purchaser may agree. At the Closing, subject to the terms and conditions hereof, the Company or its transfer agent shall issue to each

Purchaser the Shares, registered in each Purchaser’s or its designee’s name, upon the payment of the Purchase Price with respect to such shares in immediately available funds by wire transfer to an account designated by the Company to such Purchaser, provided that, as may be agreed to among the Company and such Purchaser, such Purchaser shall not be required to fund the Purchase Price until it confirms receipt of evidence of the issuance of the Shares. The Shares shall be issued in book-entry form which will be transferred to the agreed upon broker and will be settled through a central clearing system, and the Company and/or its transfer agent shall provide each Purchaser with customary evidence of the issuance of the Shares.
3.Representations and Warranties of the Company
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The Company and any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries (each, a “Subsidiary”) hereby represents and warrants to each Purchaser as of the date hereof as follows:
3.1 Organization, Good Standing and Qualification
. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each Subsidiary of the Company is an entity that has been incorporated or organized and is validly existing in good standing under the laws of its jurisdiction of incorporation or organization. The Company and each of its subsidiaries (i) has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted, and (ii) is duly qualified, is authorized to do business and is in good standing as a foreign entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary; except, in the case of the foregoing clause (ii), where the failure to do so would not, in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.
3.2 Requisite Power and Authority
. The Company has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on the Company’s part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies.

3.3 Authorization; Binding Obligations

. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement for the sale and issuance of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, and other laws affecting creditors’ rights generally and subject further to general principles of equity. At the time of the Closing, the sale of the Shares will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any preemptive or similar rights.
3.4 Compliance With Other Instruments
. The execution, delivery and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not (i) conflict with, or result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any law, regulation or stock exchange rule applicable to the Company, (ii) conflict with, or result in a breach or violation of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any lien under, any material contract to which the Company or any of its subsidiaries is party or is bound or to which any of the property or assets of the Company or its subsidiaries are subject, or (iii) result in any violation, or be in conflict with or constitute a default under any term, of the Company’s Restated Articles of Incorporation or bylaws, as amended to date; except in the case of each of the foregoing clauses (i) and (ii), where such violations or defaults would not, in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.
3.5 Capitalization
. The authorized stock of the Company consists of 158,000,000 shares of Common Stock, par value $0.000666 per share, and 50,000,000 shares of Preferred Stock, par value $0.000666 per share. As of February 25, 2021, (the “Capitalization Date”), (a) 37,915,515 shares of Common Stock were issued and outstanding, (b) 1,938,800 shares of Common Stock were issuable in respect of settlement of any outstanding restricted share units, phantom shares, restricted stock or similar equity awards with respect to shares of Common Stock, and (c) no shares of Preferred Stock were issued and outstanding. As of the Capitalization Date, except as contemplated by the Offering or with respect to securities issued or issuable under existing equity compensation plans of the Company or the satisfaction of tax withholding with respect to the exercise of stock options or the vesting of awards of restricted share units, phantom shares, restricted stock or similar equity awards of the Company, there are no outstanding subscriptions, options, warrants, calls, convertible securities or other contracts relating to the issuance or repurchase of capital stock, or other equity interests of the Company to which the Company is a party, or by which it is bound, obligating the Company to (i) issue, transfer or sell or cause to be issued, transferred or sold, any shares of capital stock or other equity interests of the Company or any of its subsidiaries or securities convertible into or exchangeable for such shares of capital stock or other equity interests, (ii) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or contract, or (iii) redeem or otherwise acquire any number of such shares of capital stock or other equity interests. Except as contemplated by the Offering, there are no voting trusts or other contracts to which the Company is a party with respect to voting or registration of the capital stock or other equity interests of the Company.
3.6 Consents and Approvals
. No consent, approval, authorization, order, registration, qualification or filing of or with any governmental authority having jurisdiction over the Company, any of its subsidiaries or any of its properties is required for the execution and delivery by the Company of this Agreement, the compliance by the Company with the provisions hereof and the consummation of the transactions contemplated herein.
3.7 SEC Reports
a.. The Company has filed all has filed or furnished all forms, documents and reports required to be filed or furnished by it with the Commission since July 20, 2010 (all such documents together with all other forms, documents and reports filed or furnished by the Company with the Commission, including the exhibits thereto and documents incorporated by reference therein, the “Company SEC Documents”) for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such Company SEC Documents prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and would not have or reasonably be expected to result in any limitation or prohibition on the Company’s ability to issue the Shares hereunder. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the Company SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
3.9 Financial Statements
. The consolidated financial statements of the Company included in the Company SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.
3.10 Material Changes
. Since the date of the latest financial statements included within the Company SEC Documents, except as specifically disclosed in a subsequent Company SEC Document filed prior to the date hereof, (a) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (b) the Company has not incurred any material liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (e) the Company has not issued any equity securities to any officer, director or affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the Company SEC Documents and (f) there has not been any material change or material amendment to, or any waiver of any material right by the Company under, any material contract under which the Company or any of its subsidiaries is bound or subject.
3.11 Litigation
. There are no legal proceedings or orders outstanding or pending that (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the issuance of the Shares hereunder or (b) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. During the past five years, neither the Company nor any Subsidiary, nor to the Company’s knowledge any director or officer thereof, is or has been the subject of any legal proceedings involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. During the past five years, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.
3.12 Compliance
. Neither the Company nor any of its subsidiaries (a) is in violation of any governmental or court order, or (b) is in violation of, or in receipt of written notice that it is in violation of, any law applicable to the Company or any of its subsidiaries, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.
3.13 Investment Company
. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.
3.14 Listing and Maintenance Requirements
. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from the New York Stock Exchange (“NYSE”) to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE. The Company is in compliance with all listing and maintenance requirements of the NYSE on the date hereof and the issuance of the Shares will not violate any such listing or maintenance requirements.
3.15 Limitation on Issuances and Registrations. From the date hereof until sixty (60) days after the date hereof, neither the Company nor any Subsidiary of the Company shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Company Common Stock or any securities of the Company or any of the Company’s Subsidiaries which would entitle the holder thereof to acquire at any time Company Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Company Common Stock Common Stock (“Common Stock Equivalents”) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated by this Agreement.
3.16    Pre-Settlement Period. Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells to any Person all, or any portion, of the Shares to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Shares”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Pre-Settlement Shares to such Purchaser at the Closing; provided, that the Company shall not be required to deliver any Pre-Settlement Shares to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Shares hereunder; and provided further that the Company hereby acknowledges and agrees that the forgoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement

Period such Purchaser shall sell any shares of Company Common Stock to any Person and that any such decision to sell any shares of Company Common Stock by such Purchaser shall solely be made at the time such Purchaser elects to effect any such sale, if any.
4.Representations and Warranties of Each Purchaser
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Each Purchaser hereby represents and warrants to the Company as follows:
4.1 Requisite Power and Authority
. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on such Purchaser’s part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) general principles of equity that restrict the availability of equitable remedies.
4.2 Investment Representations
. Such Purchaser understands that the Shares are being offered and sold based in part upon such Purchaser’s representations and warranties as follows:
(a) The Shares to be purchased by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.
(b) Such Purchaser represents that by reason of its, or of its management’s, business or financial experience, such Purchaser has the capacity to evaluate its investment in the Shares and the transactions contemplated in this Agreement. Nothing in this Agreement, the Disclosure Package or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares. Such Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.
(c)The amounts to be paid by such Purchaser to the Company in respect of the Purchase Price are not, and will not be, directly or indirectly, derived from activities that may contravene federal, state or foreign laws and regulations, including anti money laundering and terrorist financing laws and regulations, and, to the best of such Purchaser’s knowledge, neither (i) such Purchaser, nor (ii) any person or entity for which such Purchaser is acting as agent or nominee in connection with this Agreement is located in a country or territory, or is an individual or entity named on any list administered by the U.S. Treasury Department’s Office of Foreign Assets

Control (“OFAC”), nor is any such person or entity prohibited (nor will they be prohibited) from investing in the Company under any OFAC administered sanctions or embargo programs. The Company reserves the right to request such information as is necessary to verify the identity of such Purchaser or any individual or entity having signatory or other similar authority over such Purchaser with respect to this Agreement and the transactions contemplated hereby, and may seek to verify such identity and the source of funds for the Purchase Price.
(d) Such Purchaser represents that (i) such Purchaser is an accredited investor with extensive expertise and experience in financial and business matters and in evaluating public companies and purchasing and selling their securities; (ii) such Purchaser has conducted and relied upon its own due diligence investigation of the Company and its own in-depth analysis of the merits and risks of the purchase of the Shares in making its investment decision and has not relied upon any information provided by Noble Capital Markets, Inc., the Company’s placement agent (the “Placement Agent”), or any investigation of the Company conducted by the Placement Agent; and (iii) such Purchaser agrees that the Placement Agent shall have no liability to such Purchaser in connection with its purchase of the Shares.
5.Public Announcements
. Except as may be required by applicable law, prior to the public announcement by the Company of this Agreement or the purchase of the Shares contemplated hereby, no Purchaser shall make any public announcements or otherwise communicate with any news media with respect to this Agreement or the purchase of the Shares contemplated hereby, without prior consultation with the Company as to the timing and contents of any such announcement or communications. On or before 9:00 a.m., New York City time, on the trading day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information that the Company may have provided the Purchasers at any time prior to the issuance of the Press Release. As of the time of the issuance of such Press Release, no Purchaser shall be in possession of any material, nonpublic information concerning the Company and its subsidiaries received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents. In addition, effective upon the issuance of such Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement entered into in connection with the transactions contemplated hereby, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates on the one hand, and any Purchaser or its affiliates, agents, or investment advisers, on the other hand, shall terminate. The Company and the Purchasers shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release nor otherwise make any such public statement with respect to the transactions contemplated hereby, without the prior consent of the Purchaser, which consent shall not unreasonably be withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or the rules and regulations of the NYSE. Without the prior consent of any applicable Purchaser, the Company shall not publicly disclose the name of such Purchaser, any affiliate of such Purchaser, or any investment adviser of any Purchaser or in any filing, announcement, release or otherwise, unless such disclosure is required by applicable law or the rules and regulations of the NYSE, provided that, to the extent such disclosure is required by law or court order or process, or the rules and regulations of the NYSE, the Company shall provide the Purchasers with prior written notice of such disclosure.
6.Listing of Shares
. In the time and manner required by the NYSE, the Company shall take all steps necessary to cause all of the Shares to be issued pursuant to this Agreement to be approved for listing on the NYSE, subject only official notice of issuance, and shall maintain such listing so long as any Purchaser holds such Shares.
7.Conditions of Closing of the Company
. The obligation of the Company to consummate the sale of the Shares to each Purchaser is subject to the fulfillment (or waiver by the Company) on or prior to the Closing of each of the following conditions:
(a) Each representation and warranty made by each Purchaser in
Section 4 above shall be true and correct as of the Closing as though made as of the Closing. By accepting the Shares to be issued to such Purchaser and delivering the Purchase Price therefor, each Purchaser shall be deemed to have reaffirmed such representations and warranties as of the Closing.
(b) All covenants, agreements and conditions contained in this Agreement to be performed or complied with by each Purchaser on or prior to the Closing shall have been performed or complied with by it in all material respects.
(c)No stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act, shall have been initiated or threatened by the Commission, and no objection shall have been raised by the NYSE with respect to the consummation of the transactions contemplated by this Agreement.
8.Conditions of Closing of Each Purchaser
. The obligations of each Purchaser to consummate the purchase of the Shares is subject to the fulfillment (or waiver by such Purchaser) on or prior to the Closing of each of the following conditions:
(a) Each representation and warranty made by the Company in
Section 3 above shall be true and correct as of the Closing as though made as of the Closing. By delivering the Shares to be issued to such Purchaser and accepting the Purchase Price therefor, the Company shall be deemed to have reaffirmed such representations and warranties as of the Closing.
(b) All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with by it in all material respects. By delivering the Shares to be issued to such Purchaser and accepting the Purchase Price therefor, the Company shall be deemed to have affirmed compliance with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by it in all material respects on or prior to the Closing.
(c)No governmental authority shall have issued any order, decree or ruling, and no law shall be in effect, enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby.
(d) No stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act, shall have been initiated or threatened by the Commission, and no objection shall have been raised by the NYSE with respect to the consummation of the transactions contemplated by this Agreement.
(e) Purchasers shall have received the Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).
9.Termination
. This Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of the Company and a Purchaser; (b) by either the Company or a Purchaser, if any governmental authority issues an order, decree or ruling or has taken any other action permanently enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable; (c) by a Purchaser upon written notice to the Company, if any of the conditions set forth in Section 8(a), 8(b), 8(c) or 8(d) shall have become incapable of being satisfied and shall not have been waived by the Purchaser; (d) by the Company upon written notice to the Purchaser, if any of the conditions set forth in Section 7 shall have become incapable of being satisfied and shall not have been waived by the Company; and (e) by the Company or a Purchaser, upon written notice to the other party if the Closing has not occurred on or before the third business day following the date of this Agreement; provided, however, that the right to terminate this Agreement pursuant to foregoing clause (c) or (d) shall not be available to any party whose material breach of any of its representations, warranties, covenants or agreements contained in this Agreement shall have been the principal cause of, or shall have resulted in, the failure of any such condition. If this Agreement is terminated in accordance with this Section 9, this Agreement shall forthwith become wholly void and of no further force and effect without any liability or obligation on the part of the Company or a Purchaser, except that the provisions of this Section 9 and Section 10 shall survive any termination of this Agreement; provided that the termination of this Agreement shall not relieve any party from any liability for any intentional breach by a party of the terms and provisions of this Agreement.
10.Miscellaneous
. 10.1 Governing Law
. This Agreement shall be governed in all respects by the laws of the State of New York without regard to the principles of conflict of laws thereof that would cause the laws of another jurisdiction to apply.

10.2 Survival
. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.
10.3 Successors and Assigns
. This Agreement and the rights granted hereunder may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.
10.4 Severability
. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
10.5 Amendment and Waiver
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(a) Any amendment of this Agreement shall only be binding upon the parties hereto executing such amendment.
(b) The obligations of the Company and each Purchaser under this Agreement may be waived only with the written consent of the parties hereto to whom such obligations are owed.
(c)Except to the extent provided in this Section 10.5, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
10.6 Notices
. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (a) upon personal delivery, (b) when sent by confirmed e-mail or facsimile, (c) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, or (d) upon confirmed delivery by means of a nationally recognized overnight courier service. All communications shall be sent to the Company or the applicable Purchaser, as applicable, at the address for such recipient listed on the signature page hereto or at such other address as such recipient shall have furnished to the other party in writing.
10.7 Expenses
. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, including, without limitation, any state or federal registration fees with respect to registration or qualification of the Offering under federal or state securities laws, the fees and expenses of any transfer agent or registrar for the Shares, any stamp duties, capital duties and share transfer taxes, if any, payable upon the sale of the Shares to the Purchasers and the fees and expenses associated with the listing of the Shares on the NYSE, and the Purchasers shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.
10.8 Titles and Subtitles
. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
10.9 Counterparts
. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument and which may be delivered by telecopy or email.
10.10 Subsequent, Consents, Permits and Waivers
. The Company shall obtain promptly after any Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to such Closing because they may be properly obtained subsequent to such Closing.
[Signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

    Comstock Mining, Inc.
    By:                                Name:
        Title:

Address for notice:
117 American Flat Toll Road
Virginia City, Nevada 89440
Attention:
Email:

    [Purchaser]
    By:
        Name:
        Title:
Address for notice:

SCHEDULE A
PURCHASERS

Purchaser	Shares	Purchase Price